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                                                                   EXHIBIT 10.11

                         RESEARCH AND TRANSFER AGREEMENT

This Agreement is made by and between Temple University - Of The Commonwealth System of Higher Education, having a principal place of business at Broad Street and Montgomery Avenue, Philadelphia, Pennsylvania (hereinafter referred to as "TEMPLE") and Nutraceutix, Inc., having a principal place of business at 8340 154th Ave. N.E., Redmond, Washington 98052 (hereinafter referred to as "COMPANY").

WHEREAS, TEMPLE faculty and staff have developed technical information and/or know-how pertaining to controlled release technology described in U.S. Patent Application 08/958,470 filed October 27, 1997 and in U.S. Patent Application 09/037,096 filed March 9, 1998 (hereinafter referred to as the "APPLICATIONS"); and

WHEREAS, COMPANY wishes to provide financial support to TEMPLE for further research pertaining to the development of applications of the aforementioned technology to vitamin C and wishes to obtain exclusive worldwide licensing rights to the results of said research.

NOW, THEREFORE, in consideration of the premises and of the covenants and obligations hereinafter set forth, TEMPLE and COMPANY, intending to be legally bound, agree as follows:

ARTICLE I - DEFINITIONS

1.1 PROJECT shall mean the research project, pertaining to the use of the technology described in the APPLICATIONS, which is the subject of this Agreement and is described in EXHIBIT A, which is attached hereto and incorporated herein by reference.

1.2 PROJECT PERIOD shall mean the three (3) month period beginning with the effective date of this Agreement.

1.3 PROJECT RESULTS shall mean discoveries, inventions, know-how, testing data, methods, techniques and other information, patentable or unpatentable, resulting from the PROJECT during the PROJECT PERIOD.

1.4 PRINCIPAL INVESTIGATOR shall mean Reza Fassihi of TEMPLE, the faculty member designated by TEMPLE to direct the PROJECT and to serve as the contact person for COMPANY on all technical matters relating to the PROJECT.

1.5 CONFIDENTIAL INFORMATION shall mean all information disclosed or samples supplied by COMPANY personnel to TEMPLE or by TEMPLE faculty or staff to COMPANY pertaining to PROJECT. However, CONFIDENTIAL INFORMATION shall not include information which: (i) was known to the receiving party prior to the date of disclosure by the other party or is developed independently of information received from the disclosing party by those who have not had access to this information; (ii) is lawfully received in good faith at any time by the receiving party from a third party lawfully in possession of the same and having the right to disclose the same; (iii) is, as of the date of receipt, in the public domain or subsequently enters the public domain other than by reason of acts or omissions of the receiving party; or (iv) is required to be disclosed by law, rule of court or regulation.

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ARTICLE II - SCOPE

2.1 The scope of the work to be carried out under the PROJECT is described in the document which is attached hereto as Exhibit A and is incorporated herein by reference.

ARTICLE III - FUNDING

3.1 COMPANY agrees to provide the budget amount identified in Exhibit A to TEMPLE to support the PROJECT during the PROJECT PERIOD.

3.2 COMPANY shall pay the amount identified in Paragraph 3.1 in one (1) non-refundable payment on the effective date of this Agreement. The check shall be made to "Temple University" (with the name of the PRINCIPAL INVESTIGATOR shown for reference purposes) at the address shown in Paragraph 7.4.

ARTICLE IV - TRANSFER OF INFORMATION

4.1 CONFIDENTIAL INFORMATION disclosed in documentary form shall be marked "Confidential." Oral discussions of CONFIDENTIAL INFORMATION shall be reduced to writing by the disclosing party and a copy marked "Confidential" provided to the receiving party within thirty (30) days of the date of the disclosure.

4.2 Except as provided in Paragraph 4.4, the receiving party shall, for a period of five (5) years from the date of disclosure of CONFIDENTIAL INFORMATION, hold said CONFIDENTIAL INFORMATION in strict confidence, not use said CONFIDENTIAL INFORMATION except as provided in this Agreement, and not disclose, directly or indirectly, said CONFIDENTIAL INFORMATION to any third party except with the prior written consent of the disclosing party.

4.3 The receiving party shall, upon request by the other party, promptly return all written materials or samples of tangible property received hereunder, as well as all summaries thereof and notes pertaining thereto, with the exception that one copy of said written materials may be retained by the receiving party solely for archival purposes. This Paragraph 4.3 shall not apply to PROJECT RESULTS following transfer of the PROJECT RESULTS to COMPANY.

4.4 Nothing herein shall prejudice the right of TEMPLE to publish or otherwise disclose information relating to PROJECT RESULTS. However, TEMPLE agrees to notify COMPANY of any proposed oral or written disclosure of information related to PROJECT RESULTS at least ninety (90) days before such submission for publication or other disclosure. Within the aforementioned ninety
(90) day period, COMPANY may give TEMPLE written notification that it wishes TEMPLE to file, pursuant to Paragraph 5.2, a U.S. patent application to protect PROJECT RESULTS described in the proposed publication or other disclosure, in which case TEMPLE shall not submit the same for publication or otherwise disclose the same without first filing such a U.S. patent application. COMPANY may request deletion of sensitive information from the proposed disclosure, and TEMPLE agrees to give good faith consideration to such a request. In addition, the prohibitions on disclosure set forth in Paragraph 4.2 shall not apply with respect to use or disclosure of PROJECT RESULTS by COMPANY following transfer of the PROJECT RESULTS to COMPANY.

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ARTICLE V - OWNERSHIP RIGHTS

5.1      Title to all PROJECT RESULTS shall belong exclusively to the TEMPLE.

5.2 TEMPLE shall have the right to procure and maintain both U.S. and foreign patents for PROJECT RESULTS, provided it does the same in consultation with COMPANY, and COMPANY shall pay all reasonable expenses associated therewith.

5.3 Any patent applications or patents of TEMPLE arising from, utilizing or involving PROJECT RESULTS pursuant to Paragraph 5.2 or otherwise shall be subject to the same rights of COMPANY as COMPANY has in APPLICATIONS and patents pursuant to the provisions of the agreement set forth in the letter dated July 10, 1998 from Antonio M. Goncalves of TEMPLE to William D. St. John of the COMPANY, which is attached hereto as Exhibit B and incorporated herein by this reference (the "Letter Agreement"); provided that COMPANY shall not be required to make any additional payments to TEMPLE pursuant to paragraphs 2 and 3 of the Letter Agreement in order to obtain said rights; and provided further that COMPANY's rights in the PROJECT RESULTS set forth in this Paragraph 5.3 shall be incorporated into the license agreement contemplated by the Letter Agreement.

ARTICLE VI - DELIVERY OF PROJECT RESULTS

6.1 Promptly upon completion of the PROJECT, TEMPLE shall deliver to COMPANY all data, documents and other items and information relating to the PROJECT RESULTS.

ARTICLE VII - MISCELLANEOUS

7.1 This Agreement constitutes the entire understanding of the parties with respect to the matters herein contained and each acknowledges and agrees that there are no warranties, representations or understandings between them other than those expressly set forth herein. Each party warrants and represents that the terms of this Agreement are not inconsistent with any other contractual or legal obligations it may have. This Agreement may be modified only by written consent signed by both parties.

7.2 The rights and duties of the parties shall be governed by the laws of the Commonwealth of Pennsylvania. The parties agree that any dispute arising out of this Agreement may be resolved by recourse to the courts of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania.

7.3 The terms and conditions of Articles IV, V and VI herein shall survive the termination or expiration of this Agreement.

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7.4      Any notice, report, or other communication required hereunder shall be sent to the parties at the addresses set forth below:

         To TEMPLE:         Office of Technology Transfer
                            Temple University (083-45)
                            1601 N. Broad Street, Room 406
                            Philadelphia, PA 19122-6099

         To COMPANY:        Nutraceutix. Inc.
                            Attn: William D. St. John
                            8340 154th Ave. N.E.
                            Redmond, WA 98052

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of both parties hereto the day and year written below, intending to be legally bound hereby.

FOR TEMPLE UNIVERSITY - OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION:

BY /s/                                                         DATE 8/25/98
  ------------------------------------------------
  Lawrence C. Connolly
  Associate Vice President and Assistant Treasurer

BY /s/                                                         DATE 9/11/98
   -----------------------------------------------
   Reza Fassihi
   Principal Investigator

FOR NUTRACEUTIX, INC.:

BY /s/                                                         DATE 8/13/98
   -----------------------------------------------
   William D. St. John
   President

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                                    Exhibit A

                               Controlled Release
                                    Vitamin C
                                     Project

Objective:             Development of a tablet containing 500 mg of Ascorbic
                       acid, with a zero-order release over 18-24 hours.

Time Frame:            3 months development

Specifications:
                       1.    500 mg Ascorbic acid.

                       2.    Tablet 7/16 round. Aqueous coated.

                       3.    Hardness: 8-12 KP-hard.

                       4. Rate of release, correlates with absorption in intestines.

Total Budget:          $6,500.00 for 3 month research.
                       This includes all labor, overhead, supplies and related expenses.

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